                                                                 Exhibit 3.9.1

                             Anibal Corvetto Romero
                                Notario - Abogado
                            Plaza 27 de Noviembre 250
                            (Av. Central) San Isidro
                            Tel. 422-9564 - 442-9369
                                  Fax: 421-8778

                                   Testimonio

De la Escritura de CONSTITUCION SIMULTANEA DE SOCIEDAD ANONIMA CERRADA.

Otorgada por       "DOE RUN AIR S.A.C."

A favor de         ______________________________________________________

                   Lima 5 de Junio de 1998

Fs 34,551                                                              No. 4,281

                                    Ka 30,240

             [LETTERHEAD OF ANIBAL CORVETTO ROMERO, NOTARIO DE LIMA]

NUMER0: CUATRO MIL DOSCIENTOS OCHENTIUNO                            FJAS: 34.551

KARDEX: 30240

                                             CONSTITUCION SIMULTANEA DE SOCIEDAD

                                             ANONIMA CERRADA

                                             DENOMINADA:

                                             "D0E RUN AIR S.A.C."



EN LA CIUDAD DE LIMA A LOS CINCO DIAS DEL MES DE JUNIO DE MIL NOVECIENTOS NOVENTIOCHO. ANTE MI. ANIBAL CORVETTO ROMERO, ABOGADO NOTARIO PUBLICO DE ESTA CAPITAL.-

COMPARECEN LAS SIGUIENTES PERSONAS:

KENNETH RICHARD BUCKLEY, DE NACIONALIDAD NORTEAMERICANO, DEBIDAMENTE IDENTIFICADO CON CARTA DE IDENTIDAD PARA IMMIGRANTES NUMERO N-97767, DE ESTADO CIVIL CASADO, DE PROFESION: INGENIERO.-

QUIEN PROCEDE EN NOMBRE Y EN REPRESENTACION DE LA RAZON SOCIAL DENOMINADA DOE RUN PERU S.R.L., CON REGISTRO UNICO DE

CONTRIBUYENTE NUMERO: 37630381, DEBIDAMENTE FACULTADO SEGUN COMPROBANTE QUE SE INSERTA EN EL CUERPO DE LA PRESENTE ESCRITURA PUBLICA.-

JORGE ANTONIO JARAMILLO CHIPOCO, DE NACIONALIDAD PERUANA, QUIEN MANIFESTO SER DE ESTADO CIVIL CASADO CON VIOLETA OBANDO GUIMET, DE PROFESION ABOGADO. DEBIDAMENTE IDENTIFICADO CON LIBRETA ELECTORAL NUMERO: O8257915. CON LIBRETA MILITAR NUMERO:
23134742.-

QUIEN PROCEDE POR SU PROPIO DERECHO

LOS COMPARECIENTES, SON MAYORES DE EDAD, HABILES PARA CONTRATAR E INTELIGENTES EN EL IDIOMA CASTELLANO Y A QUIENES HE IDENTIFICADO DE LO QUE DOY FE. CON CAPACIDAD, LIBERTAD Y CONOCIMIENTO PARA OBLIGARSE, DE LO QUE TAMBIEN DOY FE; Y ME ENTREGAN UNA MINUTA DEBIDAMENTE FIRMADA Y AUTORIZADA. PARA QUE SU CONTENIDO SEA ELEVADO A ESCRITURA PUBLICA, LA MISMA QUE QUEDA ARCHIVADA EN SU LEGAJO MINUTARIO RESPECTIVO Y CON EL NUMERO DE ORDEN CORPESPONDIENTE DE LO QUE TAMBIEN DOY FE Y CUYO TENOR LITERAL ES EL SIGUIENTE:

MINUTA: SENOR NOTARIO DOCTOR ANIBAL CORVETTO ROMERO:

SIRVASE EXTENDER EN SU REGISTRO DE ESCRITURAS PUBLICAS UNA DE CONSTITUCION SIMULTANEA DE SOCIEDAD ANONIMA CERRADA, QUE OTORGAN DOE RUN PERU S.R.L. CON REGISTRO UNICO DE CONTRlBUYENTE NUMERO 37630381, CON DOMICILIO EN AVENIDA VICTOR ANDRES BELAUNDE NUMERO 147, CENTRO EMPRESARIAL CAMINO

             [LETTERHEAD OF ANIBAL CORVETTO ROMERO, NOTARIO DE LIMA]

REAL, TORRE REAL TRES. PIS0 9, SAN ISIDRO, REPRESENTADA POR EL SENOR KENNETH RICHARD BUCKLEY, IDENTIFICADO CON CARTA DE IDENTIDAD PARA INMIGRANTES NUMERO:
N-97767, DE ACUERDO A JUNTA GENERAL DE SOCIOS DE FECHA QUINCE DE MAYO DE MIL NOVECIENTOS NOVENTIOCHO, QUE USTED SENOR NOTARIO SE SERVIRA INSERTAR; Y JORGE ANTONIO JARAMILLO CHIPOCO, IDENTIFICADO CON LIBRETA ELECTORAL NUMERO O8257915, CON DOMICILIO EN VICTOR ANDRES BELAUNDE NUMERO: 395 (TRESCIENTOS NOVENTICINCO), SAN ISIDRO; DE ACUERDO A LAS SIGUIENTES CLAUSULAS:

PRIMERA

LOS OTORGANTES HEMOS CONVENIDO EN CONSTITUIR UNA SOCIEDAD ANONIMA CERRADA. QUE SE DENOMINARA "DOE RUN AIR S.A.C.", CUYO OBJETO SERA DEDICARSE, AL TRANSPORTE AEREO NACIONAL DE PASAJERCS, CARGA Y CORREO. SE ENTIENDEN INCLUIDOS EN EL OBJETO SOCIAL LOS ACTOS REALIZADOS QUE COADYUVEN A LA REALIZACION DE SUS FINES.

SEGUNDA

EL CAPITAL DE LA SOCIEDAD ES DE S/. 86,310.00 (OCHENTISEIS MIL TRESCIENTOS DIEZ Y 00/100 NUEVOS SOLES). REPRESENTADO POR 86,31O ACCIONES DE UN VALOR DE S/. 1.00 CADA UNA (UN NUEVO SOL); EL CUAL SE ENCUENTRA INTEGRAMENTE SUSCRITO Y TOTALMENTE PAGADO.-

- DOE RUN PERU S.R.L., SUSCRIBE 86,210 (OCHENTISEIS MIL

DOSCIENTOS DIEZ) ACCIONES Y PAGA EN EFECTIVO S/. 86,210.00 (OCHENTISEIS MIL DOSCIENTOS DIEZ Y 00/100 NUEVOS S0LES).-

- JORGE ANTONIO JARAMILLO CHIPOCO, SUSCRIBE 100 (CIEN) ACCIONES Y PAGA EN EFECTIVO S/ 100.00 (CIEN Y 00/100 NUEVOS SOLES).-

TERCERA

EL PRIMER DIRECTORIO ESTARA COMPUESTO POR TRES MIEMBROS. QUEDA DESIGNADO COMO PRIMER DIRECTORIO DE LA SOCIEDAD EL SIGUIENTE:

- KENNETH RICHARD BUCKLEY, NORTEAMERICANO, IDENTIFICADO CON CARTA DE IDENTIDAD PARA INMIGRANTES NUMERO N-97767, CON DOMICILIO EN AVENIDA VICTOR ANDRES BELAUNDE NUMERO 147, CENTRO EMPRESARIAL CAMINO REAL, TORRE REAL TRES, PISO 9, SAN ISIDRO; QUIEN LO PRESIDIRA.-

- KENNETH E. HECKER, NORTEAMERIICANO, IDENTIFICADO CON PASAPORTE N0RTEAMERICANO NUMER0 054309198, CON DOMICILTO EN AVENIDA VICTOR ANDRES BELAUNDE NUMERO 147, CENTRO EMPRESARIAL CAMINO REAL, TORRE REAL TRES, PISO 9, SAN ISIDRO;

- JORGE ANTONIO JARAMILLO CHIPOCO, PERUANO, IDENTIFICADO CON LIBRETA ELECTORAL
NUMERO: 08257915, CON DOMICILIO EN AVENIDA VICTOR ANDRES BELAUNDE NUMERO 147, CENTRO EMPRESARIAL CAMINO REAL, TORRE REAL TRES, PISO 9, SAN ISIDRO:

QUEDA NOMBRADO COMO PRIMER GERENTE GENERAL DE LA SOCIEDAD EL

             [LETTERHEAD OF ANIBAL CORVETTO ROMERO, NOTARIO DE LIMA]

SENOR ANTHONY WAYNE WORCESTER, DE NACIONALIDAD NORTEAMERICANA IDENTIFICADO CON CARTA DE IDENTIDAD PARA INMIGRANTE NUMERO: N-97937 Y CON DOMICILIO EN AVENIDA VICTOR ANDRES BELAUNDE NUMERO 147, CENTRO EMPRESARIAL CAMINO REAL, TORRE REAL TRES, PISO 9, SAN ISIDRO

DEL MISMO MODO, QUEDA NOMBRADO COMO GERENTE FINANCIERO. EL SENOR HENRY ERIC PEITZ, NORTEAMRICAN0, IDENTIFICADO CON PASAPORTE NORTEAMERICANO NUMERO:
131250349, CON DOMICILIO EN AVENIDA VICTOR ANDRES BELAUNDE NUMERO 147, CENTRO EMPRESARIAL CAMINO REAL, TORRE REAL TRES, PISO 9, SAN ISIDRO.-

CUARTA

LA SOCIEDAD SE REGIRA POR EL SIGUIENTE ESTATUTO:

                                    ESTATUTO

                                 TITULO PRIMERO

                   DENOMINACION, OBJETO, DOMICILIO Y DURACION

                                ARTICULO PRIMERO

LA SOCIEDAD SE DENOMINA "DOE RUN AIR S.A.C.", TIENE POR OBJETO DEDICARSE AL TRANSPORTE AEREO NACIONAL DE PASAJEROS, CARGA Y CORREO. SE ENTIENDEN INCLUIDOS EN EL OBJETO SOCIAL LOS ACTOS REALIZADOS QUE COADYUVEN A LA REALIZACION DE SUS FINES.

LA SOCIEDAD ESTA DOMICILIADA EN LA CIUDAD DE LIMA, PUDIENDO ESTABLECER SUCURSALES, AGENCIAS O ESTABLECIMIENTOS EN

CUALQUIER, OTRO LUGAR DE LA REPUBLICA 0 DEL EXTERIOR.-

LA SOCIEDAD 1NICIA SUS OPERACIONES A LA FIRMA DE LA PRESENTE MINUTA.-

                                 TITULO SEGUNDO

                               CAPITAL Y ACCIONES

                                ARTICULO SEGUNDO

EL CAPITAL SOCIAL INTEGRAMENTE SUSCRITO ES DE S/. 86,310.00 (OCHENTISEIS MIL TRESCIENTOS Y 00/100 NUEVOS SOLES) REPRESENTADO POR 86,310 ACCIONES CON UN VALOR NOMINAL DE S/. 1.00 (UN NUEVO SOL) CADA UNA.-

                                ARTICULO TERCERO

EL ACCIONISTA QUE SE PROPONGA TRANSFERIR TOTAL O PARCIALMENTE SUS ACCIONES A OTRO ACCIONISTA 0 A TERCEROS DEBE COMUNICARLO A LA SOCIEDAD MEDIANTE CARTA DIRIGIDA AL GERENTE GENERAL, QUIEN LO PONDRA EN CONOCIMIENTO DE LOS DEMAS ACCIONISTAS DENTRO DE LOS DIEZ DIAS SIGUIENTES, PARA QUE DENTRO DEL PLAZO DE TREINTA DIAS PUEDAN EJERCER EL DERECHO DE ADQUISICION PREFERENTE A PRORRATA DE SU PARTICIPACION EN EL CAPITAL.-

EN LA COMUNICACION DEL ACCIONISTA DEBERA CONSTAR EL NOMBRE DEL POSIBLE COMPRADOR Y, SI ES PERSONA JURIDICA, EL DE SUS PRINCIPALES SOCIOS O ACCIONISTAS. EL NUMERO Y CLASE DE LAS ACCIONES QUE DESEA TRANSFERIR, EL PRECIO Y DEMAS CONDICIONES DE LA TRANSFERENCIA.-

             [LETTERHEAD OF ANIBAL CORVETTO ROMERO, NOTARIO DE LIMA]

EL PRECIO DE LAS ACCIONES. LA FORMA DE PAGO Y LAS DEMAS CONDICIONES DE LA OPERACION, SERAN LOS QUE LE FUERON COMUNICADOS A LA SOCIEDAD POR EL ACCIONISTA INTERESADO EN TRANSFERIR EN CASO DE QUE LA TRANSFERENCIA DE LAS ACCIONES FUERA A TITULO ONEROSO DISTINTO A LA COMPRA VENTA. O A TITULO GRATUITO, EL PRECIO DE LA ADQUISICION SERA FIJADO POR ACUERDO ENTRE LAS PARTES. EN SU DEFECTO, EL IMPORTE A PAGAR LO FIJA EL JUEZ POP PROCESO SUMARISIMO.-

EL ACCIONISTA PODRA TRANSFERIR A TERCEROS NO ACCIONISTAS LAS ACCIONES EN LAS CONDICIONES COMUNICADAS A LA SOCIEDAD CUANDO HAYAN TRANSCURRIDO SESENTA DIAS DE HABER PUESTO EN CONOCIMIENTO DE ESTA SU PROPOSITO DE TRANSFERIR, SIN QUE LA SOCIEDAD Y/O LOS DEMAS ACCIONISTAS HUBIERAN COMUNICADO SU VOLUNTAD DE COMPRA.-

                                 TITULO TERCERO

                             ORGANOS DE LA SOCIEDAD

                                   CAPITULO I

                              DE LA JUNTA GENERAL

                                ARTICULO CUARTO

LA JUNTA GENERAL ES EL ORGANO MAXIMO DE LA SOCIEDAD. SE REUNE EN JUNTA GENERAL OBLIGATORIA ANUAL Y DEMAS JUNTAS GENERALES, CONFORME A LEY.-

LOS ACCIONISTAS PODRAN HACERSE REPRESENTAR EN LAS JUNTAS POR OTRA PERSONA. EL PODER TENDRA QUE CONFERIRSE POR ESCRITO, Y

CON CARACTER ESPECIAL PARA CADA JUNTA, SALVO EN EL CASO DE PONDERES OTORGADOS POR ESCRITURA PUBLICA.-

                                ARTICULO QUINTO

LA JUNTA GENERAL ES CONVOCADA POR EL DIRECTORIO, CUANDO LO ORDENA LA LEY O EL DIRECTORIO LO CONSIDERE DE INTERES SOCIAL O LO SOLICITE UN NUMERO DE ACCIONISTAS QUE REPRESENTE CUANDO MENOS EL VEINTE POR CIENTO DE LAS ACCIONES SUSCRITAS CON DERECHO A VOTO.-

LA JUNTA GENERAL PODRA REUNIRSE EN EL DOMICILIO 0 EN CUALQUIER OTRA CIUDAD DEL PAIS O DEL EXTERIOR.-

LA CONVOCATORIA SE REALIZARA MEDIANTE ESQUELAS CON CARGO DE RECEPCION, FACSIMIL, CORREO ELECTRONICO U OTRO MEDIO DE COMUNICACION QUE PERMITA OBTENER CONSTANCIA DE RECEPCION, DIRIGIDAS AL DOMICILIO O A LA DIRECCION DESIGNADAS FOR LOS ACCIONISTAS A ESTE EFECTO

SIN PERJUICIO DE LO ANTERIORMENTE SENALADO, LA JUNTA SE ENTENDERA CONVOCADA Y VALIDAMENTE CONSTITUIDA PARA TRATAR SOBRE CUALQUIER ASUNTO Y TOMAR LOS ACUERDOS CORRESPONDIENTES, SIEMPRE QUE SE ENCUENTREN PRESENTES ACCIONISTAS QUE REPRESENTEN LA TOTALIDAD DE LAS ACCIONES SUSCRITAS CON DERECHO A VOTO Y ACEPTAN POP UNANIMIDAD LA CELEBRACION DE LA JUNTA Y LOS ASUNTOS QUE EN ELLA SE PROPONGA TRATAR.-

                                 ARTICULO SEXTO

             [LETTERHEAD OF ANIBAL CORVETTO ROMERO, NOTARIO DE LIMA]

EL QUORUM SE COMPUTA Y ESTABLECE AL INICIO DE LA JUNTA. COMPROBADO EL MISMO, EL PRESIDENTE LA DECLARA INSTALADA.-

PARA LA CELEBRACION DE LAS JUNTAS, CUANDO NO SE TRATE DE LOS ASUNT0S MENCIONADOS EN EL PARRAFO SIGUIENTE, SE REQUIERE EN AMBAS CONVOCATORIAS, AL MENOS, DE LA CONCURRENCIA DE SOCIOS QUE REPRESENTEN EL CINCUENTA POR CIENTO DE LAS ACCIONES SUSCRITAS CON DERECHO A VOTO. LOS ACUERDOS SE TOMARAN POR MAYORIA ABSOLUTA DE LAS ACCIONES SUSCRITAS CON DERECHO A VOTO.-

PARA LA CELEBRACION DE LA JUNTA CUANDO SE TRATE DE LA MODIFICACION DEL ESTATUTO SOCIAL; EL AUMENTO O LA REDUCCION DEL CAPITAL; EMISION DE OBLIGACIONES; ACORDAR LA ENAJENACION, EN UN SOLO ACTO. DE ACTIVOS CUYO VALOR CONTABLE EXCEDA EL CINCUENTA POR CIENTO DEL CAPITAL DE LA SOCIEDAD; TRANSFORMACION, FUSION, ESCISION, REORGANIZACION 0 DISOLUCION DE LA SOCIEDAD, ASI COMO RESOLVER SOBRE SU LIQUIDACION; SE REQUIERE EN AMBAS CONVOCATORIAS, LA CONCURRENCIA DE SOCIOS QUE REPRESENTEN AL MENOS LAS DOS TERCERAS PARTES DE LAS ACCIONES SUSCRITAS CON DERECHO A VOTO. PARA LA VALIDEZ DE LOS ACUERDOS SE REQUIERE, EN ANBOS CASOS, EL VOTO FAVORABLE DE SOCIOS QUE REPRESENTEN CUANDO MENOS, LA MAYORIA ABSOLUTA DE LAS ACCIONES SUSCRITAS CON DERECHO A VOTO PRESENTES DE LA JUNTA.-

                                ARTICULO SETIMO

PODRAN LLEVARSE A CABO SESIONES NO PRESENCIALES DE LA JUNTA GENERAL, EN CUYO CASO LA VOLUNTAD SOCIAL SE PODRA ESTABLECER POR CUALQUIER MEDIO. SEA ESCRITO, ELECTRONICO O DE OTRA NATURALEZA QUE PERMITA SU COMUNICACION Y GARANTICE SU AUTENTICIDAD.-

SERA OBLIGATORIA LA SESION DE JUNTA DE ACCIONISTAS CUANDO SOLICITEN SU REALIZACION ACCIONISTAS QUE REPRESENTEN EL VEINTE POR CIENTO DE LAS ACCIONES SUSCRITAS CON DERECHO A VOTO

                                  CAPITULO II

                         ADMINISTRACION DE LA SOCIEDAD

                                ARTICULO OCTAVO

EL DIRECTORIO ES ORGANO COLEGIADO ELEGIDO POR JUNTA GENERAL. ESTARA COMPUESTO POR UN MINIMO DE TRES Y UN MAXIMO DE SIETE MIEMBROS.-

EL PERIODO DE DURACION ES DE TRES ANOS. SIN PERJUICIO DE LO ANTERIOR, EL PERIODO DEL DIRECTORIO TERMINA AL RESOLVER LA JUNTA GENERAL SOBRE LOS ESTADOS FINANCIEROS DE SU ULTIMO EJERCICIO Y ELEGIR NUEVO DIRECTORIO, PERO EL DIRECTORIO CONTINUA EN FUNCIONES, AUNQUE HUBIESE CONCLUIDO SU PERIODO, MIENTRAS NO SE PRODUZCA NUEVA ELECCION.-

                                ARTICULO NOVENO

PODRAN REALIZARSE SESIONES NO PRESENCIALES, A TRAVES DE MEDIOS ESCRITOS, ELECTRONICOS O DE OTRA NATURALEZA QUE

             [LETTERHEAD OF ANIBAL CORVETTO ROMERO, NOTARIO DE LIMA]

PERMITEN LA COMUNICACION Y GARANTICEN LA AUTENTICIDAD DEL ACUERDO. CUALQUIER DIRECTOR PUEDE OPONERSE A QUE SE UTILICE ESTE PROCEDIMIENTO Y EXIGIR LA REALIZAClON DE UNA SESION PRESENCIAL.-

                                ARTICULO DECIMO

EL DIRECTORIO PUEDE NOMBRAR A UNO O MAS DIRECTORES PARA RESOLVER 0 EJECUTAR DETERMINADOS ACTOS. LA DESIGNACION PUEDE HACERSE PARA QUE ACTUEN INDIVIDUALMENTE 0, SI SON DOS 0 MAS, TAMBIEN PARA QUE ACTUEN COMO COMITE.-

LA DELEGACION PERMANENTE DE ALGUNA FACULTAD DEL DIRECTORIO Y LA DELEGACION DE LOS DIRECTORES QUE HAYAN DE EJERCERLA. REQUIERE DEL VOTO FAVORABLE DE LAS DOS TERCERAS PARTES DE LOS MIENBROS DEL DIRECTORIO Y DE LA INSCRIPCION EN EL REGISTRO.-

EN NINGUN CASO PODRAN SER OBJETO DE DELEGACION LA RENDICION DE CUENTAS Y LA PRESENTACION DE ESTADOS FINANCIEROS A LA JUNTA GENERAL, NI LAS FACULTADES QUE ESTA CONCEDA AL DIRECTORIO, SALVO QUE ELLO SEA EXPRESAMENTE AUTORIZADO POR LA JUNTA GENERAL.

                            ARTICULO DECIMO PRIMERO

EL DIRECTORIO TIENE LAS FACULTADES DE REPRESENTACION LEGAL Y DE GESTION NECESARIAS PARA LA ADMINISTRACION DE LA SOCIEDAD DENTRO DE SU OBJETO SOCIAL. Y EJERCERA LOS DERECHOS Y ATRIBUCIONES NECESARIAS PARA LA DIRECCION DE ESTA.

EXCEPTUANDOSE TAN SOLO LAS FACULTADES RESERVADAS POR LA LEY GENERAL DE SOCIEDADES O POR EL ESTATUTO A LA JUNTA DE ACCIONISTAS. LAS PRINCIPALES ATRIBUCIONES DEL DIRECTORIO SON:

A) DIRIGIR Y ADMINISTRAR LOS NEGOCIOS DE LA SOCIEDAD.-

B) CONVOCAR A JUNTA OBLIGATORIA ANUAL Y DEMAS JUNTAS GENERALES.-

C) PRESENTAR A LA JUNTA DR ACCIONISTAS LA MEMORIA, LOS ESTADOS FINANCIEROS Y LA PROPUESTA DE APLICACION DE UTILIDADES.-

D) ELEGIR A SU PRESIDENTE

E) NOMBRAR Y REMOVER AL GERENTE

F) ACORDAR EL ESTABLECIMIENTO DE REPRESENTACIONES Y DE SUCURSALES Y AGENCIAS EN EL PERU Y EN EL EXTRANJERO DETERMINANDO SUS CONDICIONES.-

G) ACEPTAR LA RENUNCIA DE LOS DIRECTORES

H) LAS DEMAS QUE LE SENALE LA LEY O EL ESTATUTO

                            ARTICULOS DECIMO SEGUNDO

LA SOCIEDAD TENDRA UNO 0 MAS GERENTES 0 FUNCIONARIOS, ACCIONISTAS O NO, QUIENES LA REPRESENTAN EN TODOS LOS ASUNTOS RELATIVOS A SU OBJETO. LOS GERENTES NO PUEDEN DEDICARSE POR CUENTA PROPIA O AJENA AL MISMO GENERO DE NEGOCIOS QUE CONSTITUYE EL OBJETO DE LA SOCIEDAD

LOS GERENTES Y FUNCIONARIOS, SERAN NOMBRADOS POR EL

                                                                   EXHIBIT 3.9.1


                     [LETTERHEAD OF ANIBAL CORVETTO ROMERO]

DIRECTORIO SEGUN SUS REQUERIMIENTOS O POR EL GERENTE GENERAL QUE PODRA DELEGAR FACULTADES DANDO CUENTA POSTERIORMENTE AL DIRECTORIO. PARA SU REMOCION SE REQUIERE DE ACUERDO ADOPTADO POR EL DIRECTORIO

                             ARTICULO DECIMO TERCERO

EL GERENTE GENERAL ES EL EJECUTOR DE TODAS LAS DISPOSICIONES DE LA JUNTA Y EL DIRECTORIO Y TIENE LA REPRESENTACION JURIDICA, COMERCIAL Y ADMINISTRATIVA DE LA SOCIEDAD.-

EL GERENTE GENERAL ES EL REPRESENTANTE LEGAL DE LA SOCIEDAD, ESTANDO FACULTADO PARA REPRESENTARLA, SIN RESERVA NI LIMITACION ALGUNA, ANTE TODA CLASE DE PERSONAS, SEAN PUBLICAS O PRIVADAS, JURIDICAS O NATURALES, AUTORIDADES CIVILES, JUDICIALES, ADIMINISTRATIVAS. MUNICIPALES, POLITICAS, DE POLICIA, DE ADUANAS, FISCALES, DE SEGURIDAD SOCIAL O LABORALES, TENIENDO TODAS LAS FACULTADES DEL MANDATO CONFORME AL CODIGO CIVIL Y LOS PODERES GENERALES Y ESPECIALES DE REPRESENTACION PREVISTOS EN LOS ARTICULOS 74 Y 75 DEL CODIGO PROCESAL CIVIL, PUDIENDO REALIZAR TODOS LOS ACTOS DE - DISPOSICION DE DERECHOS SUSTANTIVOS Y DEMANDAR. RECONVENIR, CONTESTAR DEMANDAS Y RECONVENCIONES, DESISTIRSE DEL PROCESO. Y DE LA PRETENSION. ALLANARSE A LA PRETENSION, CONCILIAR, TRANSIGIR, SOMETER A ARBITRAJE LAS PRETENSIONES CONTROVERTIDAS EN EL PROCESO, SUSTITUIR O DELEGAR LA REPRESENTACION PROCESAL Y REALIZAR LOS DEMAS ACTOS QUE

             [LETTERHEAD OF ANIBAL CORVETTO ROMERO, NOTARIO DE LIMA]

EXPRESE LA LEY. ASIMISMO, EN MATERIA LABORAL, PODRA EJERCER LAS ATRIBUCIONES PRESCRITAS EN LA LEY PROCESAL DEL TRABAJO (LEY 26636) Y EN EL DECRETO SUPREMO 004-96-TR, EN EL TEXTO UNICO ORDENADO DEL DECRETO LEGISLATIVO 728, LEY DE FORMACION Y PROMOCION LABORAL (DECRETO SUPREMO 002-97-TR), TEXTO UNICO ORDENADO DEL DECRETO LEGISLATIVO 728, LEY DE PRODUCTIVIDAD Y COMPETITIVIDAD LABORAL (DECRETO SUPREMO 003-97-TR) Y SU REGLAMENTO (DECRETO SUPREMO 001-96-TR), ASI COMO LAS CONTENIDAS EN LA LEY DE RELACIONES COLECTIVAS DE TRABAJO (DECRETO LEY 25593), 0 EN LAS NORMAS QUE PUDIERAN COMPLEMENTAR, REGLAMENTAR O SUSTITUIR A LAS ENUNCIADAS.-

                             ARTICULO DECIMO CUARTO

LAS FACULTADES DEL GERENTE GENERAL SON, LIMITATIVAMENTE, LAS SIGUIENTES:

A) ABRIR Y CERRAR CUENTAS CORRIENTES EN LOS BANCOS E INSTITUCIONES CREDITICIAS, SOLICITAR Y ACORDAR CREDITOS EN CUENTA CORRIENTE, AVANCE O SOBREGIROS.-

B) SUSCRIBIR CONTRATOS DE PRENDA MERCANTIL PARA GARANTIZAR CARTAS DE CREDITO;

C) RETIRAR DEPOSITOS

D) ABRIR Y CERRAR CAJAS DE SEGURIDAD

E) OTORGAR CANCELACIONES Y RECIBOS

F) NEGOCIAR, CELEBRAR, SUSCRIBIR, MODIFICAR, RESCINDIR, RESOLVER Y DAR POR TERMINADOS CONTRATOS DE COMPRA VENTA DE

BIENES MUEBLES, PRESTACION DE SERVICIOS Y CONTRATOS DE OPCION, CON EXCEPCION DE CONTRATOS DE PRESTACION DE SERVICIOS DESTINADOS A SERVICIOS DE ADMINISTRACION U OPERACION DE LA SOCIEDAD.-

EL GERENTE, FIRMANDO CON UN DIRECTOR PODRA GIRAR Y ENDOSAR CHEQUES; GIRAR, ACEPTAR, REACEPTAR, DESCONTAR, ENDOSAR, NEGOCIAR, PROTESTAR Y EJECUTAR LETRAS DE CAMBIO, VALES Y PAGARES Y CUALQUIER OTRO TITULO VALOR O DOCUMENTOS DE CREDITO

                                  TITULO CUARTO

             DE LOS ESTADOS FINANCIEROS Y APLICACION DE UTILIDADES

                             ARTICULO DECIMO QUINTO

FINALIZADO EL EJERCICIO, EL DIRECTORIO DEBE FORMULAR LA MEMORIA, LOS ESTADOS FINANCIEROS Y LA PROPUESTA DE APLICACION DE LAS UTILIDADES EN CASO DE HABERLAS. DE ESTOS DOCUMENTOS DEBE RESULTAR, CON CLARIDAD Y PRECISION, LA SITUACION ECONOMICA Y FINANCIERA DE LA SOCIEDAD, EL ESTADO DE SUS NEGOCIOS Y LOS RESULTADOS OBTENIDOS EN EL EJERCICIO VENCIDO

LOS ESTADOS FINANCIEROS DEBERAN SER PUESTOS A DISPOSICION DE LOS ACCIONISTAS CON LA ANTELACION NECESARIA PARA SER SOMETIDOS, CONFORME A LEY, A CONSIDERACION DE LA JUNTA OBLIGATORIA ANUAL.-

                             ARTICULO DECIMO SEXTO

             [LETTERHEAD OF ANIBAL CORVETTO ROMERO, NOTARIO DE LIMA]

LA APLICACION DE DIVIDENDOS Y DE LAS PRIMAS DE CAPITAL SE REGIRA POR LO PREVISTO EN LA LEY GENERAL DE SOCIEDADES.-

                                  TITULO QUINTO

                             DISPOSICIONES GENERALES

                             ARTICULO DECIMO SETIMO

LA SOCIEDAD SE REGIRA POR LO ESTABLECIDO EN LA LEY GENERAL DE SOCIEDADES EN LO REFERENTE A SU DISOLUCION Y LIQUIDACION

                             ARTICULO DECIMO OCTAVO

LAS DIFERENCIAS QUE PUDIERAN SURGIR ENTRE LOS ACCIONISTAS, Y ENTRE ESTOS Y LA SOCIEDAD SERAN SOMETIDAS AL PROCEDIMIENTO Y AL FALLO DE CONCIENCIA INAPELABLE DE UN TRIBUNAL CONSTITUIDO POR TRES ARBITROS, UNO DESIGNADO POR CADA UNA DE LAS PARTES EN CONFLICTO Y EL OTRO POR LOS ARBITROS DESIGNADOS POR CADA UNA DE LAS PARTES ANTES MENCIONADAS.-

EL ARBITRAJE SE LLEVARA A CABO DE ACUERDO CON LOS REGLAMENTOS DE ARBITRAJE INTERNACIONAL DEL CENTRO DE ARBITRAJE NACIONAL E INTERNACIONAL DE LA CAMARA DE COMERCIO DE LIMA.-

LA RESOLUCION DEL TRIBUNAL ARBITRAL SERA FINAL E INAPELABLE.-

                             ARTICULO DECIMO NOVENO

LA SOCIEDAD SE REGIRA PLENAMENTE POR LA LEY GENERAL DE SOCIEDADES, O LA NORMA QUE LA SUSTITUYA, PARA TODO AQUELLO NO PREVISTO EN EL PRESENTE ESTATUTO.-

AGPEGUE USTED SENOR NOTARIO LO DEMAS QUE FUERE DE LEY Y

SIRVASE CURSAR LOS PARTES RESPECTIVOS AL REGISTRO DE PERSONAS JURIDICAS DE LIMA PARA SU INSCRIPCION.-

LIMA, CUATRO DE JUNIO DE MIL NOVECIENTOS NOVENTIOCHO

FIRMADO: KENNETH RICHARD BUCKLEY, EN REPRESENTACION DE DOE RUN PERU S.R.L.

FIRMADO: JORGE ANTONIO JARAMILLO CHIPOCO.-

AUTORIZA LA PRESENTE MINUTA LA DOCTORA ANABELI GONZALEZ V. ABOGADA CON REGISTRO DEL COLEGIO DE ABOGADOS DE LIMA NUMERO: 24370 (VEINTICUATRO MIL TRESCIENTOS SETENTA)

INSERTO: COMPROBANTE

                                COPIA CERTIFICADA

ANIBAL CORVETTO ROMERO, ABOGADO - NOTARIO PUBLICO DE ESTA CAPITAL,

                                C E R T I F I C O

QUE HE TENIDO A LA VISTA EL LIBRO DE DENOMINADO EL LIBRO "ACTAS", PERTENECIENTE A LA RAZON SOCIAL "DOE RUN PERU S.R.LTDA." HOY DOE RUN PERU S.R.L., LEGALIZADO EL SIETE DE OCTUBRE DE MIL NOVECIENTOS NOVENTISIETE, ANTE EL SUSCRITO NOTARIO, QUEDANDO REGISTRADO BAJO EL NUMERO: 3901-97, Y HE CONSTATADO QUE DE FOJAS SESENTICINCO Y SIGUIENTES, CORRE DEBIDAMENTE EXTENDIDA Y FIRMADA EL ACTA DE JUNTA GENERAL DE SOCIOS DE FECHA 15 DE MAYO DE 1998, CUYO TENOR LITERAL EN SU PARTE PERTINENTE QUE SE ME PIDE TRANSCRIBIR ES EL SIGUIENTE: DOE RUN PERU S.R.L.

             [LETTERHEAD OF ANIBAL CORVETTO ROMERO, NOTARIO DE LIMA]

JUNTA GENERAL DE SOCIOS DE FECHA 15 DE MAYO DE 1998

SIENDO LAS 3 P.M. DEL DIA 15 DE MAYO DE 1998, SE REUNIERON EN EL LOCAL DE LA SOCIEDAD, SITO EN AV. VICTOR ANDRES BELAUNDE No 147, CENTRO EMPRESARIAL CAMINO REAL, TORRE REAL TRES, SAN ISIDRO, LOS SENORES SOCIOS QUE SE INDICAN MAS ADELANTE, BAJO LA PRESIDENCIA DEL SENOR VICTOR RAUL EYZAGUIRRE PARRA, ACTUANDO COMO SECRETARIO EL SENOR KENNETH RICHARD BUCKLEY.-

A SOLICITUD DEL PRESIDENTE, EL SECRETARIO DIO LECTURA AL TEXTO DE LA ESQUELA DE CONVOCATORIA A LA PRESENTE JUNTA, REMITIDA CON FECHA 8 DE MAYO DE 1998, DISPONIENDO QUE LOS CARGOS DE RECEPCION FUERAN ADHERIDOS AL INICIO DE LA PRESENTE ACTA.-

LISTA DE ASISTENTES:

- "DOE RUN MINING S.R.L", CON DOMICILIO EN AV. VICTOR ANDRES BELAUNDE No 147, CENTRO EMPRESARIAL CAMINO REAL, TORRE REAL TRES, SAN ISIDRO, REPRESENTADA POR EL SENOR VICTOR RAUL EYZAGUIRRE PARRA, DE ACUERDO A PODER INSCRITO EN LOS REGISTROS DE LA SOCIEDAD, PROPIETARIA DE 648'628,009 PARTICIPACIONES.-

- JULIO ENRIQUE GUADALUPE BASCONES, CON DOMICILIO EN AV. RAMON RIBEYRO No 421, DEPARTAMENTO 2, SAN ANTONIO MIRAFLORES, PROPIETARIO DE 11 PARTICIPACIONES.-

- FLOREN EDDY RAMOS APARICIO, CON DOMICILIO EN AV. MORRO

SOLAR 2204, SURCO, PROPIETARIO DE 2,351 PARTICIPACIONES

- ALFREDO A. BASUALDO RICARDI, CON DOMICILIO EN CALLE 2 DE MAYO 141, OROYA ANTIGUA, PROPIETARIO DE 1307 PARTICIPACIONES.-

- BASILIO MELGAREJO MALPARTIDA, CON DOMICILIO EN MARCAVALLE BLOCK 13-INT. 301, LA OROYA, PROPIETARIO DE 5229 PARTICIPACIONES.-

- MARGARITA MONDRAGON HERNANDEZ, CON DOMICILIO EN CHINCHAYSUYO 119, SAN MIGUEL, PROPIETARIA DE 2618 PARTICIPACIONES.-

QUORUM             648'639,525 PARTICIPACIONES

ESTANDO DEBIDAMENTE CONVOCADA LA JUNTA Y HABIENDOSE CUMPLIDO EL QUORUM ESTABLECIDO EN EL ARTICULO QUINTO DEL ESTATUTO SOCIAL, EL PRESIDENTE LA DECLARO DEBIDAMENTE INSTALADA.-

EL PRESIDENTE INDICO QUE COMO ERA DE CONOCIMIENTO DE LOS ASISTENTES, Y TAL COMO SE CONSIGNABA EN EL AVISO DE CONVOCATORIA, LOS TEMAS DE LA AGENDA ERAN LOS
SIGUIENTES: -

APROBACION DE TRAMITES ANTE LA SECURITY AND EXCHANGE COMMISSION (SEC)

- APROBACION DE OPERACION DE CREDITO

- OTORGAMIENTO DE PODERES ESPECIALES

- CONSTITUCION DE SUBSIDIARIA

- MODIFICACION PARCIAL DEL ESTATUTO SOCIAL

(...)

             [LETTERHEAD OF ANIBAL CORVETTO ROMERO, NOTARIO DE LIMA]

4.- CONSTITUCION SUBSIDIARIA

EL PRESIDENTE SENALO QUE, COMO ERA DE CONOCIMIENTO DE LOS PRESENTES, LA SOCIEDAD HABIA ADQUIRIDO UN HELICOPTERO CON EL FIN DE MEJORAR LA COMUNICACION Y TRANSPORTE ENTRE LAS DIVERSAS ZONAS DEL PAIS EN QUE ESTAS NAVES RESULTAN MAS CONVENIENTES QUE CUALQUIER OTRO TIPO DE AERONAVE. CON EL FIN DE INICIAR LAS OPERACIONES DE DICHA AERONAVE RESULTABA NECESARIA LA CONSTITUCION DE UNA SUBSIDIARIA DEDICADA AL TRANSPORTE AEREO NACIONAL DE PASAJEROS, CARGA Y CORREO.-

LUEGO DE UN BREVE INTERCAMBIO DE IDEAS, LA JUNTA ACORDO POR UNANIMIDAD AUTORIZAR AL SR. KENNETH RICHARD BUCKLEY, IDENTIFICADO CON CARTA DE IDENTIDAD PARA INMIGRANTES NUMERO N-97767, PARA QUE EN NOMBRE Y REPRESENTACION DE LA SOCIEDAD SUSCRITA LA MINUTA Y ESCRITURA PUBLICA DE CONSTITUCION SOCIAL CORRESPONDIENTES, EFECTUE LOS APORTES NECESARIOS, PAGANDO Y SUSCRIBIENDO LAS ACCIONES CORRESPONDIENTES.-

(...)

NO HABIENDO OTRO ASUNTO QUE TRATAR Y SIENDO LAS 4 P.M. SE LEVANTO LA SESION, LUEGO DE REDACTARSE, LEERSE Y APROBARSE EL ACTA.-

A CONTINUACION SIGUEN SIETE FIRMAS ILEGIBLES

OTRO INSERTO: COMPROBANTE BANCARIO

BANKBOSTON.- SUCURSAL DEL PERU

05.06.98.- CUENTA NUMERO: 0151913.- DEPOSITO SOLES

NOMBRE DE LA CUENTA: DOE RUN AIR S.A.C.

BANCO: CREDITO.- No CHEQUE: 311201.- MONTO: 86,310.00

NUMERO DE CHEQUES: 01

CHEQUES OTROS BANCOS: S/. 86,310.00

TOTAL: S/. 86,310.00

UNA FIRMA ILEGIBLE.-

UN SELLO Y RUBRICA DEL RECIBIDOR PAGADOR.- BANKBOSTON, N.A.- SUCURSAL DEL PERU.- OFICINA PRINCIPAL.- 05 JUN 1998.- CAJA 1.-

OTRO INSERTO: ARTICULO SETENTA Y CUATRO DEL CODIGO PROCESAL CIVIL.

ARTICULO 74.-

FACULTADES GENERALES.-

LA REPRESENTACION JUDICIAL CONFIERE AL REPRESENTANTE LAS ATRIBUCIONES Y POTESTADES GENERALES QUE CORRESPONDEN AL REPRESENTADO, SALVO AQUELLAS PARA LAS QUE LA LEY EXIGE FACULTADES EXPRESAS. LA REPRESENTACION SE ENTIENDE OTORGADA PARA TODO EL PROCESO, O INCLUSO PARA LA EJECUCION DE LA SENTENCIA Y EL COBRO DE COSTAS Y COSTOS LEGITIMANDO AL REPRESENTANTE PARA SU INTERVENCION EN EL PROCESO Y REALIZACION DE TODOS LOS ACTOS DEL MISMO, SALVO AQUELLOS QUE REQUIERAN LA INTERVENCION PERSONAL Y DIRECTA DEL REPRESENTADO.

OTRO INSERTO: ARTICULO SETENTA Y CINCO DEL CODIGO PROCESAL

             [LETTERHEAD OF ANIBAL CORVETTO ROMERO, NOTARIO DE LIMA]

CIVIL.

ARTICULO 75.-

FACULTADES ESPECIALES.-

SE REQUIERE EL OTORGAMIENTO DE FACULTADES ESPECIALES PARA REALIZAR TODOS LOS ACTOS DE DISPOSICION DE DERECHOS SUSTANTIVOS Y PARA DEMANDAR, RECONVENIR, CONTESTAR DEMANDAS Y RECONVENCIONES, DESISTIRSE DEL PROCESO Y DE LA PRETENSION CONCILIAR, TRANSIGIR, SOMETER A ARBITRAJE LAS PRETENSIONES CONTROVERTIDAS EN EL PROCESO, SUSTITUIR O DELEGAR LA REPRESENTACION PROCESAL Y PARA LOS DEMAS ACTOS QUE EXPRESE LA LEY.

EL OTORGAMIENTO DE FACULTADES ESPECIALES SE RIGE POR EL PRINCIPIO DE LITERALIDAD. NO SE PRESUME LA EXISTENCIA DE FACULTADES ESPECIALES NO CONFERIDAS EXPLICITAMENTE.

CONCLUSION.-

FORMALIZADO EL INSTRUMENTO INSTRUI A LOS OTORGANTES DE SU OBJETO Y RESULTADOS, ASI COMO SE DIO LECTURA DE TODO EL CONFORME A LEY POR LOS OTORGANTES DE LO QUE DOY FE Y DESPUES DE LO CUAL SE AFIRMARON Y RATIFICARON EN SU CONTENIDO Y PROCEDIERON A FIRMARLA POR ANTE MI, DE LO QUE DOY FE, DEJANDO CONSTANCIA QUE ESTA ESCRITURA SE INICIA EN LA FOJA NUMERO DE SERIE: 4082251 Y CONCLUYE EN LA FOJA NUMERO DE SERIE: 4082271 VUELTA, DE LO QUE DOY FE.-

FIRMADO: KENNETH RICHARD BUCKLEY, EN REPRESENTACION DE DOE

RUN PERU S.R.L.

FIRMADO: JORGE ANTONIO JARAMILLO CHIPOCO.-

CONCLUYE LA SUSCRIPCION DE ESTA ESCRITURA EL CINCO DE JUNIO DE MIL NOVECIENTOS NOVENTIOCHO

ANTE MI: ANIBAL CORVETTO ROMERO, ABOGADO NOTARIO DE ESTA CAPITAL.

INSCRIPCION.- REGISTRADO CONSTITUCION DE SOCIEDAD ANONIMA EN LA PARTIDA NUMERO:
11029816 DEL REGISTRO DE PERSONAS JURIDICAS DE LIMA, CON FECHA 12 DE JUNIO DE MIL NOVECIENTOS NOVENTIOCHO

CONCUERDA; EL PRESENTE TESTIMONIO CON LA ESCRITURA ORIGINAL DE SU REFERENCIA CORRIENTE A FOJAS TREINTICUATRO MIL QUINIENTOS CINCUENTIUNO, DE MI REGISTRO DE ESCRITURAS PUBLICAS CORRESPONDIENTE AL BIENIO EN CURSO, Y A SOLICITUD DE PARTE INTERESADA SE EXPIDE EL PRESENTE TESTIMONIO EN DOCE FOJAS UTILES LAS MISMAS QUE SIGNO, SELLO, RUBRICO Y FIRMO EN LA CIUDAD DE LIMA, A LOS VEINTISIETE DIAS DEL MES DE AGOSTO DE MIL NOVECIENTOS NOVENTIOCHO.

                                                   /s/ ANIBAL CORVETTO ROMERO
                     [NOTARY SEAL]
                                               --------------------------------
                                                     ANIBAL CORVETTO ROMERO
                                                         NOTARIO ABOGADO
                                                            LIMA PERU
                                               --------------------------------

                               ANIBAL CORVETTO ROMERO

                             ATTORNEY - AT-LAW - NOTARY

                             PLAZA 27 DE NOVIEMBRE 250

                              (AV. CENTRAL) SAN ISIDRO

                            PHONE: 422-9564  -  442-9369

                     PHONE: 422-9564  -  442-9369  -  440-7299




                                    CERTIFIED COPY



     OF THE DEED OF:     SIMULTANEOUS INCORPORATION OF A CLOSE CORPORATION


     GRANTED BY:         "DOE RUN AIR S.A.C"



                                  LIMA, JUNE 5, 1998


     FOLIO  34,551                                               NO. 4,281


                                  FILING CARD 30,240

NUMBER: FOUR THOUSAND TWO HUNDRED AND EIGHTY ONE

FOLIO: 34551

FILING CARD: 30240

          SIMULTANEOUS INCORPORATION OF A

          CLOSE CORPORATION

          NAMED:

               "DOE RUN AIR S.A.C."

IN THE CITY OF LIMA ON THE FIFTH DAY OF THE MONTH OF JUNE, NINETEEN HUNDRED AND NINETY EIGHT, BEFORE ME ANIBAL CORVETTO ROMERO, ATTORNEY-AT-LAW-NOTARY PUBLIC OF THIS CAPITAL CITY

THE FOLLOWING PERSONS APPEARED:

KENNETH RICHARD BUCKLEY, OF AMERICAN NATIONALITY, DULY IDENTIFIED BY HIS IMMIGRANT IDENTITY CARD NUMBER N-97767, CIVIL STATUS MARRIED, PROFESSION ENGINEER.

WHO IS ACTING IN THE NAME AND ON BEHALF OF THE FIRM NAME DENOMINATED DOE RUN PERU S.R.L., WITH SOLE TAXPAYER'S REGISTRATION NUMBER: 37630381,

DULY AUTHORIZED IN ACCORDANCE WITH A CERTIFICATE INSERTED WITHIN THE BODY OF THIS PUBLIC DEED.

JORGE ANTONIO JARAMILLO CHIPOCO, OF PERUVIAN NATIONALITY, WHO STATED THAT HE IS MARRIED TO VIOLETA OBANDO GUIMET. HIS PROFESSION IS THAT OF A LAWYER, DULY IDENTIFIED BY VOTER'S REGISTRATION CARD NUMBER: 08257915, AND MILITARY DRAFT CARD NUMBER: 23134742.

WHO ACTS ON HIS OWN BEHALF.

THE PERSONS APPEARING ARE OF FULL LEGAL AGE, ABLE TO ENTER INTO CONTRACTS AND COMMAND THE SPANISH LANGUAGE, WHOM I HAVE IDENTIFIED AS I ATTEST, WITH ABILITY, FREEDOM AND KNOWLEDGE TO ASSUME OBLIGATIONS AS I ALSO ATTEST; AND HAVE DELIVERED TO ME A DULY SIGNED AND AUTHORIZED DRAFT, FOR ITS CONTENTS TO BE CONVERTED INTO A PUBLIC DEED, THE SAME WHICH HAS BEEN FILED IN ITS RESPECTIVE DRAFT DOSSIER AND WITH THE RESPECTIVE ORDER NUMBER WHICH I ALSO ATTEST AND WHOSE LITERAL DRIFT IS AS FOLLOWS:

DRAFT: MR. NOTARY DOCTOR ANIBAL CORVETTO ROMERO:

PLEASE RECORD IN YOUR REGISTER OF PUBLIC DEEDS A DEED OF SIMULTANEOUS INCORPORATION OF A CLOSE CORPORATION THAT IS EXECUTED BY DOE RUN PERU S.R.L. WITH SOLE TAXPAYER'S REGISTRATION NUMBER: 37630381, DOMICILED AT AVENIDA VICTOR ANDRES BELAUNDE NUMBER 147, CENTRO EMPRESARIAL CAMINO REAL, TORRE REAL TRES, 9TH FLOOR, SAN ISIDRO, REPRESENTED BY MR. KENNETH RICHARD BUCKLEY, DULY IDENTIFIED BY HIS IMMIGRANT IDENTITY CARD NUMBER N-97767, IN ACCORDANCE WITH THE GENERAL MEETING OF SHAREHOLDERS DATED MAY FIFTEENTH, NINETEEN HUNDRED AND NINETY EIGHT, THAT YOU, MR. NOTARY, WILL PLEASE INSERT; AND JORGE ANTONIO JARAMILLO CHIPOCO, IDENTIFIED BY VOTER'S REGISTRATION CARD NUMBER: 08257915, DOMICILED AT VICTOR ANDRES BELAUNDE NUMBER 395 (THREE HUNDRED AND NINETY FIVE), SAN ISIDRO; IN ACCORDANCE WITH THE FOLLOWING CLAUSES:

FIRST

THE CONTRACTING PARTIES HAVE AGREED TO INCORPORATE A CLOSE CORPORATION, THAT SHALL BE DESIGNATED AS "DOE RUN AIR S.A.C.", FOR THE PURPOSE OF DEVOTING ITSELF TO THE DOMESTIC AIR TRANSPORTATION OF PASSENGERS, CARGO AND MAIL. THE ACTS THAT HAVE BEEN PERFORMED THAT CONTRIBUTE TOWARDS THE ACHIEVEMENT OF THEIR PURPOSES SHALL BE UNDERSTOOD TO HAVE BEEN INCLUDED WITHIN THE CORPORATE PURPOSE.

SECOND

THE CAPITAL OF THE COMPANY IS S/. 86,310.00 (EIGHTY SIX THOUSAND THREE HUNDRED AND TEN AND 00/100 NUEVOS SOLES), REPRESENTED BY 86,310 SHARES WITH A VALUE OF S/.1.00 EACH (ONE NUEVO SOL), WHICH IS FULLY SUBSCRIBED AND PAID UP.

-    DOE RUN PERU S.R.L. SUBSCRIBES 86,210 (EIGHTY SIX THOUSAND TWO HUNDRED AND
     TEN) SHARES AND PAYS IN CASH S/.86,210.00 (EIGHTY SIX THOUSAND TWO HUNDRED AND TEN AND 00/100 NUEVOS SOLES).

- JORGE ANTONIO JARAMILLO CHIPOCO, SUBSCRIBES 100 (ONE HUNDRED) SHARES AND PAYS IN CASH S/. 100.00 (ONE HUNDRED AND 00/100 NUEVOS SOLES).


THIRD

THE FIRST BOARD OF DIRECTORS WILL CONSIST OF THREE MEMBERS.

THE FIRST BOARD OF DIRECTORS OF THE CORPORATION SHALL BE THE FOLLOWING:

- KENNETH RICHARD BUCKLEY, OF AMERICAN NATIONALITY, DULY IDENTIFIED BY HIS IMMIGRANT IDENTITY CARD NUMBER N-97767, DOMICILED AT VICTOR ANDRES BELAUNDE NUMBER 147, CENTRO EMPRESARIAL CAMINO REAL, TORRE REAL TRES, 9th FLOOR, SAN ISIDRO; WHO WILL CHAIR THE BOARD.

- KENNETH E. HECKER, OF AMERICAN NATIONALITY, IDENTIFIED BY AMERICAN PASSPORT NUMBER 054309198, DOMICILED AT VICTOR ANDRES BELAUNDE NUMBER 147, CENTRO EMPRESARIAL CAMINO REAL, TORRE REAL TRES, 9th FLOOR, SAN ISIDRO;

-    JORGE ANTONIO JARAMILLO CHIPOCO, OF PERUVIAN NATIONALITY, IDENTIFIED BY
     VOTER'S

     REGISTRATION CARD NUMBER: 08257915, DOMICILED AT VICTOR ANDRES BELAUNDE NUMBER 147, CENTRO EMPRESARIAL CAMINO REAL, TORRE REAL TRES, 9th FLOOR, SAN ISIDRO;

MR. ANTHONY WAYNE WORCESTER, OF AMERICAN NATIONALITY, DULY IDENTIFIED BY HIS IMMIGRANT IDENTITY CARD NUMBER N-97937, DOMICILED AT VICTOR ANDRES BELAUNDE NUMBER 147, CENTRO EMPRESARIAL CAMINO REAL, TORRE REAL TRES, 9th FLOOR, SAN ISIDRO IS APPOINTED AS THE FIRST GENERAL MANAGER OF THE CORPORATION.

MR. HENRY ERIC PEITZ,  OF AMERICAN NATIONALITY, IDENTIFIED BY AMERICAN PASSPORT
NUMBER: 131250349, DOMICILED AT VICTOR ANDRES BELAUNDE NUMBER 147, CENTRO EMPRESARIAL CAMINO REAL, TORRE REAL TRES, 9th FLOOR, SAN ISIDRO IS ALSO HEREBY APPOINTED AS FINANCIAL MANAGER.

FOURTH

THE COMPANY SHALL BE GOVERNED BY THE FOLLOWING BY-LAWS:

                                      BY-LAWS

                                    FIRST TITLE

                        NAME, OBJECT, DOMICILE AND DURATION

                                   FIRST ARTICLE


THE COMPANY IS DESIGNATED AS "DOE RUN AIR S.A.C.". ITS PURPOSE IS TO DEVOTE ITSELF TO DOMESTIC AIR TRANSPORTATION OF PASSENGERS, CARGO AND MAIL. THE ACTS THAT ARE PERFORMED THAT CONTRIBUTE TOWARDS THE ACHIEVEMENT OF ITS PURPOSES ARE UNDERSTOOD TO BE INCLUDED WITHIN THE CORPORATE PURPOSES.

THE CORPORATION IS DOMICILED IN THE CITY OF LIMA. IT MAY ESTABLISH BRANCH OFFICES, AGENCIES OR ESTABLISHMENTS IN ANY OTHER PLACE OF THE REPUBLIC OR ABROAD.

THE CORPORATION WILL BEGIN ITS OPERATIONS AT THE SIGNING OF THIS DRAFT.


                                    SECOND TITLE

                                 CAPITAL AND SHARES

                                   SECOND ARTICLE

THE FULLY SUBSCRIBED CAPITAL STOCK IS S/. 86,310.00 (EIGHTY SIX THOUSAND THREE HUNDRED AND TEN AND 00/100 NUEVOS SOLES), REPRESENTED BY 86,310 SHARES WITH A FACE VALUE OF S/.1.00 (ONE NUEVO SOL) EACH.

                                    THIRD ARTICLE

THE SHAREHOLDER THAT PROPOSES TO PARTIALLY OR TOTALLY TRANSFER HIS SHARES TO ANOTHER SHAREHOLDER OR TO THIRD PARTIES MUST COMMUNICATE IT TO THE CORPORATION BY MEANS OF A LETTER ADDRESSED TO THE GENERAL MANAGER, WHO WILL COMMUNICATE IT TO THE OTHER SHAREHOLDERS WITHIN THE NEXT TEN DAYS SO THAT WITHIN THE TERM OF THIRTY DAYS THEY MAY EXERCISE THEIR PREFERENTIAL PURCHASE RIGHT PRO RATA TO THEIR SHARE OF THE CAPITAL.

THE SHAREHOLDER'S COMMUNICATION MUST INDICATE THE NAME OF THE PROSPECTIVE PURCHASER AND, SHOULD IT BE A JURIDICAL PERSON, THAT OF ITS PRINCIPAL PARTNERS OR SHAREHOLDERS, THE NUMBER

AND CLASS OF SHARES THAT THE SHAREHOLDER WISHES TO TRANSFER, THE PRICE AND OTHER TERMS OF THE TRANSFER.

THE PRICE OF THE SHARES, THE TERMS OF PAYMENT AND THE OTHER CONDITIONS OF THE OPERATION SHALL BE THOSE THAT HAVE BEEN COMMUNICATED TO THE CORPORATION BY THE SHAREHOLDER THAT IS INTERESTED IN THE TRANSFER. SHOULD THE TRANSFER OF THE SHARES BE BY MEANS OF A PURCHASE OTHER THAN A SALE OR BY A LUCRATIVE TITLE, THE PRICE OF THE PURCHASE SHALL BE FIXED BY AN AGREEMENT BETWEEN THE PARTIES. SHOULD THERE NOT BE AN AGREEMENT, THE AMOUNT TO BE PAID WILL BE FIXED BY THE JUDGE IN A SUMMARY PROCEEDING.

THE SHAREHOLDER MAY TRANSFER THE SHARES TO NON-SHAREHOLDER THIRD PARTIES UNDER THE TERMS THAT HAVE BEEN COMMUNICATED TO THE CORPORATION WHEN SIXTY DAYS HAVE ELAPSED AFTER HAVING COMMUNICATED TO THE CORPORATION HIS DESIRE TO TRANSFER THE SHARES IF THE CORPORATION AND/OR THE OTHER SHAREHOLDERS

HAVE NOT COMMUNICATED THEIR WILLINGNESS TO PURCHASE THE SHARES.

                                    THIRD TITLE

                             BODIES OF THE CORPORATION

                                     CHAPTER I

                                  GENERAL MEETING

                                   FOURTH ARTICLE


THE GENERAL MEETING IS THE MAXIMUM BODY OF THE CORPORATION. IT MEETS IN AN ANNUAL MANDATORY GENERAL MEETING AND OTHER GENERAL MEETINGS IN ACCORDANCE WITH THE LAW.

THE SHAREHOLDERS MAY BE REPRESENTED IN THE MEETINGS BY ANOTHER PERSON. THE POWER OF ATTORNEY MUST BE CONFERRED IN WRITING AND SPECIFICALLY FOR EACH MEETING, EXCEPT IN THE CASE OF POWERS OF ATTORNEY EXECUTED BY A PUBLIC DEED.

                                    FIFTH ARTICLE

THE BOARD OF DIRECTORS SHALL CALL THE GENERAL MEETING WHEN ORDERED TO DO SO BY THE LAW OR WHEN THE BOARD OF DIRECTORS MAY CONSIDER IT TO

BE IN THE CORPORATE INTEREST OR WHEN REQUESTED TO DO SO BY A NUMBER OF SHAREHOLDERS THAT REPRESENT AT LEAST TWENTY PER CENT OF THE SUBSCRIBED SHARES ENTITLED TO VOTE.

THE GENERAL MEETING MAY MEET AT ITS DOMICILE OR IN ANY OTHER CITY OF PERU OR ABROAD.

THE SUMMONS SHALL BE MADE BY MEANS OF PERSONAL NOTES, WITH ACKNOWLEDGMENT OF RECEIPT, BY FAX, BY ELECTRONIC MAIL OR BY OTHER MEANS OF COMMUNICATION THAT PERMIT THE OBTAINING OF AN ACKNOWLEDGMENT OF RECEIPT, ADDRESSED TO THE DOMICILE OR ADDRESS DESIGNATED BY THE SHAREHOLDERS FOR THIS PURPOSE.

WITHOUT PREJUDICE TO THE FOREGOING, THE MEETING SHALL BE UNDERSTOOD TO HAVE BEEN CALLED AND VALIDLY ESTABLISHED TO DEAL WITH ANY MATTER AND ADOPT THE RESPECTIVE RESOLUTIONS, PROVIDED THAT SHAREHOLDERS THAT REPRESENT ALL THE SUBSCRIBED SHARES ENTITLED TO VOTE ARE PRESENT AND UNANIMOUSLY ACCEPT THE HOLDING OF THE

ASSEMBLY AND THE MATTERS THAT IT PROPOSES TO DEAL WITH.

                                    SIXTH  ARTICLE

THE QUORUM IS COMPUTED AND ESTABLISHED AT THE BEGINNING OF THE MEETING. ONCE IT HAS BEEN VERIFIED, THE CHAIRMAN SHALL DECLARE THAT IT HAS BEEN INSTALLED.

THE ATTENDANCE OF SHAREHOLDERS THAT REPRESENT AT LEAST TWO THIRDS OF THE SUBSCRIBED SHARES ENTITLED TO VOTE SHALL BE NECESSARY IN BOTH SUMMONS FOR THE HOLDING OF THE MEETINGS, WHEN NOT DEALING WITH THE MATTERS MENTIONED IN THE NEXT PARAGRAPH. THE RESOLUTIONS SHALL BE ADOPTED BY THE ABSOLUTE MAJORITY OF THE SUBSCRIBED SHARES ENTITLED TO VOTE.

THE ATTENDANCE OF SHAREHOLDERS THAT REEPRESENT AT LEAST TWO THIRDS OF THE SUBSCRIBED SHARES ENTITLED TO VOTE WILL BE NEEDED TO HOLD THE MEETING WHEN IT IS DEALING WITH THE AMENDMENT OF THE CORPORATE BY-LAWS;

THE INCREASE OR REDUCTION OF CAPITAL; THE ISSUING OF LIABILITIES; RESOLVING UPON THE TRANSFER IN A SINGLE ACT OF ASSETS WHOSE BOOK VALUE EXCEEDS FIFTY PER CENT OF THE CAPITAL OF THE CORPORATION, TRANSFORMATION, MERGER, FISSION, REORGANIZATION OR DISSOLUTION OF THE CORPORATION, AS WELL AS TO RESOLVE UPON ITS LIQUIDATION. THE FAVORABLE VOTE OF AT LEAST THE ABSOLUTE MAJORITY OF THE SUBSCRIBED SHARES ENTITLED TO VOTE AND PRESENT AT THE MEETING SHALL BE REQUIRED IN BOTH CASES FOR THE RESOLUTIONS TO BE VALID.

                                   SEVENTH ARTICLE

SESSIONS OF THE GENERAL MEETING MAY BE HELD IN WHICH THE MEMBERS ARE NOT PRESENT. IN THAT CASE, THE CORPORATE CONSENT MAY BE ESTABLISHED BY ANY MEANS WHETHER WRITTEN, ELECTRONIC OR ANY OTHER NATURE THAT PERMITS THEIR COMMUNICATION AND GUARANTEES THEIR AUTHENTICITY.

THE SESSION OF THE SHAREHOLDERS' MEETING SHALL BE MANDATORY WHEN SHAREHOLDERS THAT REPRESENT TWENTY PER CENT OF THE SUBSCRIBED

SHARES ENTITLED TO VOTE REQUEST THAT IT BE HELD.

                                     CHAPTER II

                           MANAGEMENT OF THE CORPORATION


                                   EIGHTH ARTICLE


THE BOARD OF DIRECTORS IS A CORPORATE BODY THAT IS ELECTED BY THE GENERAL MEETING. IT SHALL CONSIST OF A MINIMUM OF THREE AND A MAXIMUM OF SEVEN MEMBERS. THE TERM OF DURATION IS FOR THREE YEARS. WITHOUT PREJUDICE TO THE FOREGOING, THE PERIOD OF THE BOARD OF DIRECTORS CONCLUDES WHEN THE GENERAL MEETING RESOLVES WITH REGARD TO THE FINANCIAL STATEMENTS OF ITS LAST FISCAL YEAR AND ELECTS A NEW BOARD OF DIRECTORS, BUT THE BOARD OF DIRECTORS SHALL CONTINUE TO OPERATE EVEN WHEN ITS TERM HAS CONCLUDED UNTIL A NEW ELECTION IS HELD.

                                    NINTH ARTICLE

SESSIONS IN WHICH NONE OF ITS MEMBERS ARE PRESENT MAY BE HELD THROUGH WRITTEN, ELECTRONIC OR MEANS OF ANOTHER NATURE THAT

PERMIT COMMUNICATION AND GUARANTEE THE AUTHENTICITY OF THE RESOLUTIONS. ANY DIRECTOR MAY OBJECT TO THE USE OF THESE PROCEDURES AND DEMAND THE HOLDING OF A SESSION IN WHICH ALL ARE PRESENT.

                                    TENTH ARTICLE

THE BOARD OF DIRECTORS MAY APPOINT ONE OR MORE DIRECTORS TO RESOLVE OR PERFORM CERTAIN ACTS. THE DESIGNATION MAY BE MADE FOR THEM TO ACT INDIVIDUALLY OR, IF THEY ARE TWO OR MORE, ALSO FOR THEM TO ACT AS A COMMITTEE.

THE PERMANENT DELEGATION OF SOME POWER THAT BELONGS TO THE BOARD OF DIRECTORS AND THE DELEGATION OF THE DIRECTORS THAT WILL EXERCISE IT WILL REQUIRE THE FAVORABLE VOTE OF TWO THIRDS OF THE MEMBERS OF THE BOARD OF DIRECTORS AND ITS REGISTRATION IN THE REGISTER.

IN NO CASE MAY THE RENDERING OF ACCOUNTS AND SUBMISSION OF FINANCIAL STATEMENTS TO THE GENERAL MEETING, NOR THE POWERS THAT IT MAY

GRANT TO THE BOARD OF DIRECTORS BE DELEGATED, UNLESS THIS IS EXPRESSLY AUTHORIZED BY THE GENERAL MEETING.

                                   ELEVENTH ARTICLE

THE BOARD OF DIRECTORS HAS THE POWERS OF LEGAL REPRESENTATION AND OF MANAGEMENT THAT ARE REQUIRED FOR THE MANAGEMENT OF THE CORPORATION WITHIN ITS CORPORATE PURPOSE AND SHALL EXERCISE THE POWERS AND AUTHORITY THAT ARE NEEDED FOR ITS MANAGEMENT EXCEPT FOR THE POWERS RESERVED BY THE GENERAL CORPORATIONS ACT OR BY THE BY-LAWS TO THE SHAREHOLDERS' MEETING. THE MAIN POWERS OF THE BOARD OF DIRECTORS ARE TO:

A)   CONDUCT AND MANAGE THE BUSINESS OF THE CORPORATION.

B)   CALL AN ANNUAL MANDATORY MEETING AND THE OTHER GENERAL MEETINGS.

C) SUBMIT TO THE SHAREHOLDERS' MEETING THE ANNUAL REPORT, THE FINANCIAL STATEMENTS AND THE PROPOSAL FOR THE ALLOCATION OF PROFITS.

D)   ELECT ITS CHAIRMAN.

E)   APPOINT AND DISMISS THE MANAGER.

F) RESOLVE UPON THE ESTABLISHMENT OF REPRESENTATIONS AND OF BRANCH OFFICES AND AGENCIES IN PERU AND ABROAD DETERMINING THEIR CONDITIONS.

G)   ACCEPT THE RESIGNATION OF THE DIRECTORS.

H)   THE OTHERS THAT ARE STIPULATED BY THE LAW OR BY THE BY-LAWS.


                                   TWELFTH ARTICLE

THE CORPORATION SHALL HAVE ONE OF MORE MANAGERS OR OFFICERS, WHETHER OR NOT THEY ARE SHAREHOLDERS, WHO WILL REPRESENT IT IN ALL THE MATTERS RELATED TO ITS PURPOSE. THE MANAGERS MAY NOT DEVOTE THEMSELVES ON THEIR OWN BEHALF OR ON THAT OF OTHERS TO THE SAME KIND OF BUSINESS THAT IS THE PURPOSE OF THE CORPORATION.

THE MANAGERS AND OFFICERS SHALL BE APPOINTED BY THE BOARD OF DIRECTORS, ACCORDING TO ITS REQUIREMENTS OR BY THE GENERAL MANAGER, WHO MAY DELEGATE POWERS, AFTERWARDS REPORTING TO

THE BOARD OF DIRECTORS. A RESOLUTION ADOPTED BY THE BOARD OF DIRECTORS SHALL BE NEEDED FOR HIS DISMISSAL.

                                  THIRTEENTH ARTICLE

THE GENERAL MANAGER EXECUTES ALL THE PROVISIONS OF THE MEETING AND OF THE BOARD OF DIRECTORS AND HAS THE JURIDICAL, COMMERCIAL AND ADMINISTRATIVE REPRESENTATION OF THE CORPORATION.

THE GENERAL MANAGER IS THE LEGAL REPRESENTATIVE OF THE CORPORATION AND IS AUTHORIZED TO REPRESENT IT WITHOUT ANY RESERVE OR RESTRICTION WHATSOEVER BEFORE ALL KINDS OF PUBLIC OR PRIVATE, JURIDICAL OR NATURAL PERSONS, CIVIL, JUDICIAL, ADMINISTRATIVE, MUNICIPAL, POLITICAL, POLICE, CUSTOMS, PROSECUTING, SOCIAL SECURITY OR LABOR AUTHORITIES, HAVING ALL THE POWERS OF MANDATE IN ACCORDANCE WITH THE CIVIL CODE AND THE SPECIAL AND GENERAL POWERS OF ATTORNEY PROVIDED FOR IN ARTICLES 74 AND 75 OF THE CODE OF CIVIL PROCEDURE, AND IS ENTITLED TO PERFORM ALL ACTS OF DISPOSAL OF SUBSTANTIVE

RIGHTS AND CLAIM, COUNTERCLAIM, ANSWER CLAIMS AND COUNTERCLAIMS, DESIST FROM PROCEEDINGS AND CLAIMS, ACCEPT CLAIMS, CONCILIATE, SETTLE, SUBMIT TO ARBITRATION THE CLAIMS THAT ARE OBJECTED TO WITHIN THE PROCEEDINGS, SUBSTITUTE OR DELEGATE PROCEDURAL REPRESENTATION AND PERFORM THE OTHER ACTS THAT ARE STIPULATED IN THE LAW. ALSO, IN LABOR MATTERS, HE MAY EXERCISE THE AUTHORITY PRESCRIBED IN THE LABOR PROCEDURAL ACT (LAW 26636) AND IN SUPREME DECREE 004-96-TR IN THE SOLE ORDERED TEXT OF LEGISLATIVE DECREE 728, LABOR TRAINING AND PROMOTION ACT (SUPREME DECREE 002-97-TR), SOLE ORDERED TEXT OF LEGISLATIVE DECREE 728, PRODUCTIVITY AND LABOR COMPETITIVENESS ACT (SUPREME DECREE 003-97-TR) AND ITS REGULATIONS (SUPREME DECREE 001-96-TR) AS WELL AS THOSE CONTAINED IN THE COLLECTIVE LABOR RELATIONS ACT (DECREE LAW 25593) OR IN THE RULES THAT MAY SUPPLEMENT, REGULATE OR SUBSTITUTE FOR THOSE THAT HAVE BEEN INDICATED.

                                  FOURTEENTH ARTICLE

THE POWERS OF THE GENERAL MANAGER ARE RESTRICTIVELY THE FOLLOWING, TO:

A) OPEN AND CLOSE CURRENT ACCOUNTS IN BANKS AND CREDIT INSTITUTIONS, APPLY FOR AND AGREE CREDITS ON CURRENT ACCOUNTS, ADVANCES OR OVERDRAFTS.

B)   SIGN COMMERCIAL COLLATERAL CONTRACTS TO GUARANTEE LETTERS OF CREDIT;

C)   WITHDRAW DEPOSITS.

D)   OPEN AND CLOSE SAFETY DEPOSIT BOXES.

E)   GRANT CANCELLATIONS AND RECEIPTS.

F) NEGOTIATE, ENTER INTO, SIGN, AMEND, CANCEL, ANNUL AND CONSIDER ENDED SALE AND PURCHASE CONTRACTS FOR PERSONAL PROPERTY, RENDERING OF SERVICES AND OPTION CONTRACTS EXCEPT FOR CONTRACTS FOR THE RENDERING OF SERVICES THAT REFER TO ADMINISTRATION OR OPERATION SERVICES FOR THE CORPORATION.

THE MANAGER, SIGNING TOGETHER WITH A DIRECTOR, MAY DRAW AND ENDORSE CHECKS; DRAW, ACCEPT, REACCEPT, DISCOUNT, ENDORSE, NEGOTIATE, PROTEST AND EXECUTE BILLS OF EXCHANGE, VOUCHERS AND PROMISSORY NOTES AND ANY OTHER SECURITIES OR CREDIT DOCUMENTS.


                                    FOURTH TITLE

                   FINANCIAL STATEMENTS AND ALLOCATION OF PROFITS

                                 FIFTEENTH ARTICLE


ONCE THE FISCAL YEAR HAS CONCLUDED, THE BOARD OF DIRECTORS MUST DRAW UP THE ANNUAL REPORT, THE FINANCIAL STATEMENTS AND THE PROPOSAL FOR THE ALLOCATION OF THE PROFITS SHOULD THERE BE ANY. THESE DOCUMENTS SHOUD CLEARLY AND PRECISELY SHOW THE ECONOMIC AND FINANCIAL SITUATION OF THE CORPORATION, THE CONDITION OF ITS BUSINESS AND THE RESULTS ACHIEVED IN THE PAST FISCAL YEAR.

THE FINANCIAL STATEMENTS MUST BE PLACED AT THE DISPOSAL OF THE SHAREHOLDERS SUFFICIENTLY IN ADVANCE TO BE SUBMITTED, IN ACCORDANCE WITH

THE LAW, TO THE CONSIDERATION OF THE MANDATORY ANNUAL GENERAL MEETING.

                                  SIXTEENTH ARTICLE

THE ALLOCATION OF DIVIDENDS AND OF CAPITAL PREMIUMS SHALL BE GOVERNED BY THE PROVISIONS OF THE GENERAL CORPORATIONS ACT.

                                     FIFTH TITLE

                                  GENERAL PROVISIONS

                                 SEVENTEENTH ARTICLE

THE CORPORATION SHALL BE GOVERNED BY THE PROVISIONS OF THE GENERAL CORPORATIONS ACT WITH REGARD TO ITS DISSOLUTION AND LIQUIDATION.

                                  EIGHTEENTH ARTICLE

THE DIFFERENCES THAT MAY ARISE BETWEEN THE SHAREHOLDERS AND BETWEEN THE SHAREHOLDERS AND THE CORPORATION SHALL BE SUBMITTED TO THE PROCEEDINGS AND THE UNAPPEALABLE VERDICT OF A COURT FORMED BY THREE ARBITRATORS, ONE OF WHOM SHALL BE DESIGNATED BY EACH OF THE PARTIES THAT ARE IN CONFLICT AND THE OTHER BY THE

ARBITRATORS DESIGNATED BY EACH OF THE AFOREMENTIONED PARTIES.

THE ARBITRATION SHALL BE DONE IN ACCORDANCE WITH THE INTERNATIONAL ARBITRATION REGULATIONS OF THE NATIONAL AND INTERNATIONAL ARBITRATION CENTER OF THE CHAMBER OF COMMERCE OF LIMA. THE RESOLUTION OF THE ARBITRATION COURT SHALL BE FINAL AND MAY NOT BE APPEALED.

                                  NINETEENTH ARTICLE

THE CORPORATION SHALL BE FULLY GOVERNED BY THE GENERAL CORPORATIONS ACT OR THE RULES THAT MAY REPLACE IT FOR ALL MATTERS NOT PROVIDED FOR WITHIN THESE BY-LAWS.

PLEASE ADD, MR. NOTARY, ALL OTHER MATTERS REQUIRED BY LAW AND SEND THE RESPECTIVE COMMUNICATIONS TO THE REGISTER OF JURIDICAL PERSONS OF LIMA FOR ITS REGISTRATION.

LIMA, JUNE FOURTH, NINETEEN HUNDRED AND NINETY EIGHT.

SIGNED: KENNETH RICHARD BUCKLEY, ON BEHALF OF DOE RUN PERU S.R.L.

SIGNED: JORGE ANTONIO JARAMILLO CHIPOCO.

DR. ANABELI GONZALEZ V., LAWYER WITH REGISTRATION NUMBER IN THE LIMA BAR ASSOCIATION 24370 (TWENTY FOUR THOUSAND THREE HUNDRED AND SEVENTY) AUTHORIZES THIS DRAFT.

INSERT: CERTIFICATE

                                    CERTIFIED COPY


ANIBAL CORVETTO ROMERO, ATTORNEY-AT-LAW-NOTARY PUBLIC OF THIS CAPITAL CITY,

                                  C E R T I F I E S

THAT I HAVE HAD BEFORE ME THE "MINUTE" BOOK THAT BELONGS TO THE "DOE RUN PERU S.R.LTDA." CORPORATION WHICH IS NOW DOE RUN PERU S.R.L., LEGALIZED ON OCTOBER SEVEN, NINETEEN HUNDRED AND NINETY SEVEN, BEFORE THE NOTARY THAT SIGNS THIS DOCUMENT, BEING REGISTERED UNDER NUMBER: 3901-97 AND I HAVE VERIFIED THAT ON FOLIOS SIXTY FIVE AND FOLLOWING THE MINUTES OF THE GENERAL SHAREHOLDERS' MEETING OF MAY 15, 1998 APPEARS AS DULY RECORDED AND SIGNED, WHOSE LITERAL

DRIFT IN ITS RELEVANT PART WHICH I HAVE BEEN ASKED TO TRANSCRIBE IS AS FOLLOWS:

DOE RUN PERU S.R.L.

GENERAL SHAREHOLDERS' MEETING OF MAY 15, 1998

IT BEING 3 P.M. OF MAY 15, 1998, THE SHAREHOLDERS THAT ARE LISTED BELOW MET AT THE SITE OF THE CORPORATION, LOCATED AT AV. VICTOR ANDRES BELAUNDE NDEG. 147, CENTRO EMPRESARIAL CAMINO REAL, TORRE REAL TRES, SAN ISIDRO, BEING CHAIRMAN MR. VICTOR RAUL EYZAGUIRRE PARRA, AND MR. KENNETH RICHARD BUCKLEY ACTING AS SECRETARY.

UPON THE REQUEST OF THE CHAIRMAN, THE SECRETARY READ OUT THE WORDING OF THE PERSONAL NOTE THAT SUMMONED THIS MEETING WHICH HAD BEEN SENT ON MAY 8, 1998, ORDERING THE RECEPTION CERTIFICATES TO BE ATTACHED AT THE BEGINNING OF THESE MINUTES.

LIST OF SHAREHOLDERS PRESENT:

- "DOE RUN MINING PERU S.R.L.", DOMICILED AT AVENIDA VICTOR ANDRES BELAUNDE NUMBER 147,

     CENTRO EMPRESARIAL CAMINO REAL, TORRE REAL TRES, SAN ISIDRO, REPRESENTED BY MR. VICTOR RAUL EYZAGUIRRE PARRA, IN ACCORDANCE WITH A POWER OF ATTORNEY RECORDED IN THE REGISTERS OF THE CORPORATION, THAT IS THE OWNER OF 648'628,009 SHARES.

- JULIO ENRIQUE GUADALUPE BASCONES, DOMICILED AT AV. RAMON RIBEYRO NDEG. 421, APARTMENT 2, SAN ANTONIO, MIRAFLORES, OWNER OF 11 SHARES.

- FLOREN EDDY RAMOS APARICIO, DOMICILED AT AV. MORRO SOLAR 2204, SURCO, OWNER OF 2,351 SHARES.

- ALFREDO A. BASUALDO RICARDI, DOMICILED AT CALLE 2 DE MAYO 141, OROYA ANTIGUA, OWNER OF 1,307 SHARES.

- BASILIO MELGAREJO MALPARTIDA, DOMICILED AT MARCAVALLE BLOCK 13-INT.301, LA OROYA, OWNER OF 5,229 SHARES.

- MARGARITA MONDRAGON HERNANDEZ, DOMICILED AT CHINCHAYSUYO 119, SAN MIGUEL, OWNER OF 2,618 SHARES.

QUORUM         648,639,525 SHARES

THE MEETING HAVING BEEN DULY SUMMONED AND THE QUORUM ESTABLISHED IN THE FIFTH ARTICLE OF THE CORPORATE BY-LAWS HAVING BEEN ACHIEVED, THE CHAIRMAN DECLARES THE ASSEMBLY TO HAVE BEEN DULY INSTALLED.

THE CHAIRMAN INDICATED THAT AS THOSE PRESENT KNEW AND AS WAS RECORDED IN THE NOTICE FOR THE SUMMONS OF THE MEETING, THE SUBJECTS ON THE AGENDA WERE THE
FOLLOWING:

-    APPROVAL OF PROCEDURES BEFORE THE SECURITY AND EXCHANGE COMMISSION (SEC)

-    APPROVAL OF CREDIT OPERATION

-    AWARDING OF SPECIAL POWERS OF ATTORNEY

-    INCORPORATION OF A SUBSIDIARY

-    PARTIAL AMENDMENT OF THE CORPORATE BY-LAWS

4.- INCORPORATION OF A SUBSIDIARY

THE CHAIRMAN INDICATED, AS THOSE PRESENT KNEW, THAT THE CORPORATION HAD PURCHASED A HELICOPTER FOR THE PURPOSE OF IMPROVING COMMUNICATION AND TRANSPORTATION BETWEEN THE DIFFERENT AREAS OF THE COUNTRY IN WHICH THESE

AIRCRAFTS ARE MORE SUITABLE THAN ANY OTHER TYPE OF AIRCRAFT. FOR THE PURPOSE OF INITIATING THE OPERATIONS OF THIS AIRCRAFT, THE ESTABLISHMENT OF A SUBSIDIARY DEVOTED TO THE DOMESTIC AIR TRANSPORTATION OF PASSENGERS, CARGO AND MAIL WAS NECESSARY.

AFTER A BRIEF EXCHANGE OF IDEAS, THE MEETING UNANIMOUSLY RESOLVED TO AUTHORIZE MR. KENNETH RICHARD BUCKLEY, IDENTIFIED WITH IMMIGRANT IDENTITY CARD NUMBER N-97767 ONCE THE RESPECTIVE DRAFT AND PUBLIC DEED OF CORPORATE INCORPORATION HAVE BEEN SIGNED, TO MAKE THE NECESSARY CONTRIBUTIONS, AND PAY AND SUBSCRIBE THE RESPECTIVE SHARES.

(....)

THERE BEING NO FURTHER MATTER TO BE DEALT WITH AND IT BEING 4 P.M. THE SESSION WAS ADJOURNED AFTER THE MINUTES HAD BEEN DRAFTED, READ OUT AND APPROVED.

SEVEN ILLEGIBLE SIGNATURES APPEAR BELOW.

ANOTHER INSERT: BANK CERTIFICATE

BANKBOSTON - PERUVIAN BRANCH OFFICE

06.05.98.- ACCOUNT NUMBER: 0151913.- DEPOSIT IN SOLES.

NAME OF THE ACCOUNT: DOE RUN AIR S.A.C.

BANK: CREDITO.- NDEG. CHECK: 311201.- AMOUNT: 86,310.00

CHECK NUMBER: 01

CHECKS FROM OTHER BANKS: S/. 86,310.00

TOTAL: S/. 86,310.00

AN ILLEGIBLE SIGNATURE

A SEAL AND THE INITIALS OF THE RECEIVING AND PAYING TELLER.- BANKBOSTON, N.A. - PERUVIAN BRANCH OFFICE.- MAIN OFFICE.- JUNE 05, 1998. CASHIER 1.

ANOTHER INSERT: ARTICLE SEVENTY FOUR OF THE CODE OF CIVIL PROCEDURE.

ARTICLE 74DEG.

GENERAL POWERS.

JUDICIAL REPRESENTATION CONFERS UPON THE REPRESENTATIVE THE GENERAL POWERS AND AUTHORITY THAT CORRESPOND TO THE ONE WHO IS REPRESENTED, EXCEPT FOR THOSE FOR WHICH THE LAW

REQUIRES SPECIFIC POWERS OF ATTORNEY. THE REPRESENTATION SHALL BE UNDERSTOOD TO BE GRANTED FOR THE ENTIRE PROCEEDINGS OR EVEN FOR THE EXECUTION OF THE SENTENCE AND THE COLLECTION OF COSTS AND EXPENSES LEGITIMIZING THE REPRESENTATIVE FOR HIS INTERVENTION IN THE PROCEEDINGS AND THE PERFORMANCE OF ALL THE ACTS OF THE SAME, EXCEPT FOR THOSE WHICH REQUIRE THE PERSONAL AND DIRECT INTERVENTION OF THE PERSON WHO IS BEING REPRESENTED.

ANOTHER INSERT: ARTICLE SEVENTY FIVE OF THE CODE OF CIVIL PROCEDURE

ARTICLE 75DEG.

SPECIAL POWERS OF ATTORNEY

THE GRANTING OF SPECIAL POWERS OF ATTORNEY IS REQUIRED TO PERFORM ALL THE ACTS OF DISPOSAL OF SUBSTANTIVE RIGHTS AND TO CLAIM, COUNTERCLAIM, RESPOND TO CLAIMS AND COUNTERCLAIMS, DESIST FORM PROCEEDINGS AND FROM THE CLAIM, CONCILIATE, SETTLE, SUBMIT TO ARBITRATION CLAIMS THAT ARE OBJECTED TO IN THE PROCEEDINGS,

SUBSTITUTE OR DELEGATE PROCEDURAL REPRESENTATION AND FOR ALL OTHER ACTS INDICATED IN THE LAW.

THE GRANTING OF SPECIAL POWERS OF ATTORNEY IS GOVERNED BY THE PRINCIPLE OF LITERALITY. THE EXISTENCE OF SPECIAL POWERS OF ATTORNEY THAT ARE NOT EXPLICITLY CONFERRED SHALL NOT BE PRESUMED.

CONCLUSION

ONCE THE DOCUMENT HAD BEEN FORMALIZED, I INSTRUCTED THE CONTRACTING PARTIES OF ITS OBJECT AND RESULTS, AND ALL OF IT WAS READ OUT BY THE CONTRACTING PARTIES AS I ATTEST AFTER WHICH THEY ASSERTED AND RATIFIED ITS CONTENTS AND PROCEEDED TO SIGN IT BEFORE ME, ALL OF WHICH I ATTEST, CERTIFYING THAT THIS DEED BEGINS IN FOLIO SERIES NUMBER 4082251 AND CONCLUDES IN FOLIO SERIES NUMBER: 4082271 OVERLEAF, ALL OF WHICH I ATTEST.

SIGNED: KENNETH RICHARD BUCKLEY, ON BEHALF OF DOE RUN PERU S.R.L.

SIGNED: JORGE ANTONIO JARAMILLO CHIPOCO.

THE SIGNING OF THIS DEED CONCLUDED ON JUNE FIFTH, NINETEEN HUNDRED AND NINETY EIGHT.

BEFORE ME: ANIBAL CORVETTO ROMER, ATTORNEY-AT-LAW, NOTARY OF THIS CAPITAL CITY.

REGISTRATION: THE INCORPORATION OF A CORPORATION WAS RECORDED IN ENTRY NUMBER:
11029816 OF THE REGISTER OF JURIDICAL PERSONS OF LIMA DATED JUNE 12, NINETEEN HUNDRED AND NINETY EIGHT.

THIS AGREES: THIS CERTIFIED COPY AGREES WITH THE ORIGINAL DEED THAT IT REFERS TO WHICH APPEARS ON FOLIO THIRTY FOUR THOUSAND FIVE HUNDRED AND FIFTY ONE OF MY REGISTER OF PUBLIC DEEDS WHICH CORRESPONDS TO THIS TWO YEAR PERIOD AND UPON THE REQUEST OF THE INTERESTED PARTY THIS CERTIFIED COPY IS ISSUED ON TWELVE USEFUL SHEETS WHICH I SEAL, INITIAL AND SIGN IN THE CITY OF LIMA ON THE SEVENTEENTH DAY OF THE MONTH OF JUNE, NINETEEN HUNDRED AND NINETY EIGHT.

(Signed)  ANIBAL CORVETTO ROMERO
          NOTARY-ATTORNEY-AT-LAW
          LIMA-PERU